Exhibit 32.1
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                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), I, Howard S. Modlin, Chairman of the Board, President and Chief Executive Officer of General DataComm Industries, Inc. (the "Company"), do hereby certify, to the best of my knowledge that:

         (1) The Company's Report on Form 10-K/A for the year ended September 30, 2004 being filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;

         This Certification accompanies this Form 10-K/A as an exhibit, but shall not be deemed as having been filed for purposes of Section 18 of the Securities Exchange Act of 1934 or as a separate disclosure document of the Company or the certifying officer.



                                            /s/ HOWARD S. MODLIN
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Date: February 24, 2005                     Howard S. Modlin,
                                            Chairman of the Board, President and
                                            Chief Executive Officer

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